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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                     ------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 August 26, 1996
                          -----------------------------
                        (Date of earliest event reported)

                          DLJ Mortgage Acceptance Corp.
                              Mortgage Pass-Through
                          Certificates, Series 1996-Q1

                          DLJ Mortgage Acceptance Corp.
                    ----------------------------------------
               (Exact Name of Registrant as Specified in Charter)

      Delaware              33-77722               13-3460894
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  (State or Other          (Commission          (IRS Employer
   Jurisdiction of         File Number)       Identification No.)
   Incorporation)

277 Park Avenue
New York, New York                                  10172
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(Address of Principal Executive Offices)          (Zip Code)

Registrant's telephone
number including area code              (212) 892-3000
                                     ---------------------


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Item 7.    Financial Statements and Exhibits

(c) Exhibits.

      Attached as exhibits are the following monthly reports made available by Bankers Trust Company, the Trustee, for the August 26, 1996 distribution date.

      Exhibit 1.    Trustee Payment Statement to
                    Certificateholders


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                               SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 DLJ Mortgage Acceptance Corp.
                                 (Registrant)

Date:  August 26, 1996           By: /s/ Paul Najarian
                                     ----------------------------
                                     Name: Paul Najarian
                                     Title: Vice President


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                              EXHIBIT INDEX

The following exhibit is being filed herewith:

EXHIBIT NO.      DESCRIPTION
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    1.           Trustee Payment Statement to Certificateholders